TRADE AND OTHER PAYABLES AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Trade and other payables
Trade payables	$ 5,966	$ 2,583
Payroll related liabilities	339	658
Royalties payable	113
Lease obligations (note 15)	372	131
Other	26	11
Total trade and other current payables	6,816	3,383
Accrued liabilities
Construction-related	2,045	1,082
Land and water fees	1,795	1,852
Payroll related	1,244	725
Other	575	684
Accrued liabilities	$ 5,659	$ 4,343